UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
[Amendment No. _____]

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Materials under §240.14a-12

GARMIN LTD.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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[X]  No fee required
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        Form or Schedule and the date of its filing.

1)	Amount Previously Paid:__________________________________________
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4)	Date Filed:_____________________________________________________

GARMIN LTD.

NOTICE AND PROXY STATEMENT

for

The Annual General Meeting of Shareholders

to be held

Friday, June 4, 2004

YOUR VOTE IS IMPORTANT!

Please mark, date and sign the enclosed proxy card
and promptly return it in the enclosed envelope.

Mailing of this Notice and Proxy Statement and the accompanying enclosed
Proxy Card commenced on or about April 30, 2004.

Garmin Ltd.
P.O.Box 30464 SMB
5th Floor, Harbour Place
103 South Church Street
George Town, Grand Cayman
Cayman Islands

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 4, 2004

        You are hereby notified of and cordially invited to attend the Annual General Meeting (the “Annual Meeting”) of Shareholders of Garmin Ltd., a Cayman Islands company (“Garmin” or the “Company”) to be held at the Ritz-Charles Conference Center, 9000 West 137th Street, Overland Park, Kansas 66221, USA, at 10:00 a.m. Central Time, on Friday, June 4, 2004, to consider and vote upon the following matters:

        1.     Election of two directors; and

        2.     Such other matters as may properly be brought before the Annual Meeting or any adjournment thereof.

        Information concerning the matters to be acted upon at the Annual Meeting is contained in the accompanying Proxy Statement.

        In accordance with the Company’s Articles of Association, the Company’s audited consolidated financial statements for the fiscal year ending December 27, 2003 will be presented at the Annual Meeting. There is no requirement under the Company’s Articles of Association or Cayman Islands law that such financial statements be approved by shareholders, and no such approval will be sought at the Annual Meeting.

        Shareholders of record at the close of business on April 19, 2004 are entitled to notice of, and to vote at, this meeting and any adjournments thereof. A shareholder entitled to attend and to vote at the Annual Meeting is entitled to appoint a proxy to attend and, on a poll, vote instead of him or her.

        It is important that your shares be represented at the meeting. Please vote your shares regardless of whether you plan to attend the Annual Meeting. Please use the enclosed Proxy Card to direct the vote of your shares, regardless of whether you plan to attend the Annual Meeting. Please date the Proxy Card, sign it and promptly return it in the enclosed envelope, which requires no postage if mailed in the United States. You may also appoint another person (who need not be a shareholder) as your proxy to attend and vote at the Annual Meeting.

        If you own shares registered in the name of a broker, you should receive a card from that broker permitting you to direct the broker to vote those shares. Please promptly complete the card and return it to the broker.

By Order of the Board of Directors /s/ Andrew R. Etkind
April 30, 2004	Andrew R. Etkind General Counsel and Secretary

Garmin Ltd.
P.O.Box 30464 SMB
5th Floor, Harbour Place
103 South Church Street
George Town, Grand Cayman
Cayman Islands

PROXY STATEMENT

TABLE OF CONTENTS

                                                                                        Page

Proxy Statement	2
Information Concerning Solicitation and Voting	2
Stock Ownership of Certain Beneficial Owners and Management	4
Proposal - Election of Two Directors	6
The Board of Directors	7
Audit Matters	11
Executive Compensation Matters	12
Shareholder Proposals	19
Section 16(a) Beneficial Ownership Reporting Compliance	19
Householding of Annual Meeting Materials for Broker Customers	20
Other Matters	20
Appendix A - Audit Committee Charter	A-1
Appendix B - Nominating Committee Charter	B-1

PROXY STATEMENT

         The accompanying proxy is solicited by the Board of Directors (“Board”) of Garmin Ltd., a Cayman Islands company, (“Garmin” or the “Company” ) for use at the Annual General Meeting of Shareholders (the “Annual Meeting”) to be held at 10:00 a.m., Central Time, on Friday, June 4, 2004, at the Ritz-Charles Conference Center, 9000 West 137th Street, Overland Park, Kansas 66221, and at any adjournment(s) or postponement(s) thereof for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement and the accompanying proxy card are first being mailed to shareholders on or about April 30, 2004.

INFORMATION CONCERNING SOLICITATION AND VOTING

Proposal

         At the Annual Meeting, the Garmin Board intends to present the election of two directors. In accordance with the Company’s Articles of Association, the Company’s audited consolidated financial statements for the fiscal year ending December 27, 2003 will be presented at the Annual Meeting. There is no requirement under the Company’s Articles of Association or Cayman Islands law that such financial statements be approved by shareholders, and no such approval will be sought at the Annual Meeting. The Garmin Board knows of no other matters that will be presented or voted on at the Annual Meeting.

Record Date and Shares Outstanding

         Shareholders of record at the close of business on April 19, 2004 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting. At the Record Date, the Company had issued and outstanding 108,205,946 common shares, par value $0.01 per share (“Common Shares”).

Solicitation of Proxies

         The cost of soliciting proxies will be borne by the Company. In addition to soliciting shareholders by mail and through its regular employees not specifically engaged or compensated for that purpose, the Company will request banks and brokers, and other custodians, nominees and fiduciaries to solicit their customers who have shares of the Company registered in the names of such persons and, if requested, will reimburse them for their reasonable, out-of-pocket costs. The Company may use the services of its officers, directors and others to solicit proxies, personally or by telephone, facsimile or electronic mail, without additional compensation.

Voting

         Each shareholder is entitled to one vote on the proposal presented in this Proxy Statement for each share held. There is no cumulative voting in the election of directors. The required quorum for the transaction of business at the Annual Meeting is the presence in person or by proxy of shareholders holding not less than a majority of the Common Shares issued and outstanding on the Record Date. The affirmative vote of a majority of the Common Shares represented and voting at the meeting in person or by proxy is required for the election of directors.

Abstentions and Broker Non-Votes

         Pursuant to Cayman Islands law, (i) shares represented at the meeting whose votes are withheld on any matter, and (ii) shares which are represented by “broker non-votes” (i.e., shares held by brokers or nominees which are represented at the meeting but with respect to which the broker or nominee is not empowered to vote on a particular proposal) are not included in the determination of the shares voting on such matter but are counted for quorum purposes.

How Shareholders Vote

         Shareholders holding Common Shares in their own names on the Record Date (“Record Holders”), persons (“Plan Participants”) holding Common Shares on the Record Date through the Garmin International, Inc. 401(k) and Pension Plan (the “401(k) Plan”) and investors (“Broker Customers”) holding Common Shares on the Record Date through a broker or other nominee, may vote such shares as follows:

Common Shares of Record

         Record Holders may only vote their shares if they or their proxies are present at the Annual Meeting. Record Holders may appoint as their proxy the Proxy Committee, which consists of officers of the Company whose names are listed on the Proxy Card. The Proxy Committee will vote all Common Shares for which it is the proxy as specified by the shareholders on the Proxy Cards. A Record Holder desiring to name as proxy someone other than the Proxy Committee may do so by crossing out the names of the Proxy Committee members on the Proxy Card and inserting the full name of such other person. In that case, the Record Holder must sign the Proxy Card and deliver it to the person named, and the person named must be present and vote at the Annual Meeting.

         If a properly executed and unrevoked Proxy Card does not specify how the shares represented thereby are to be voted, the Proxy Committee intends to vote such shares for the election as directors of the persons nominated by the Company’s Board of Directors (“Board Nominees”), and in accordance with the discretion of the Proxy Committee upon such other matters as may properly come before the Annual Meeting.

Common Shares Held Under the 401(k) Plan

         Plan Participants may on the voting instructions card instruct the trustee of the 401(k) Plan how to vote the shares allocated to their respective participant accounts. The trustee will vote all shares allocated to the accounts of Plan Participants as instructed by such participants. Common Shares for which inadequate or no voting instructions are received generally will be voted by the trustee in the same proportion as those shares for which instructions were actually received from Plan Participants. The trustee of the 401(k) Plan may vote shares allocated to the accounts of the participants either in person or through a proxy.

Common Shares Held Through a Broker or Other Nominee

         Each broker or nominee must solicit from the Broker Customers directions on how to vote the Company’s shares, and the broker or nominee must then vote such shares in accordance with such directions. Brokers or nominees are to forward soliciting materials to the Broker Customers, at the reasonable expense of the Company if the broker or nominee requests reimbursement. Most broker-dealers are members of the National Association of Securities Dealers, which generally does not allow them to vote shares held in street name unless they are permitted to do so under the rules of a national securities exchange to which they belong. Brokers who are members of the New York Stock Exchange (“NYSE”) may vote the shares of Broker Customers on routine matters, including the election of directors, when they have not received directions from the Broker Customers. If you do not give directions with respect to your shares held in street name and your broker does not vote them, those shares will have no effect on the outcome of any matter voted on at the Annual Meeting.

Revoking Proxy Authorizations or Instructions

         Until the polls close (or in the case of Plan Participants, until the trustee of the 401(k) Plan votes) votes of Record Holders and voting instructions of Plan Participants may be recast with a later-dated, properly executed and delivered Proxy Card or, in the case of Plan Participants, a voting instruction card. Otherwise, shareholders may not revoke a vote, unless: (a) in the case of a Record Holder, the Record Holder either (i) attends the Annual Meeting and casts a ballot at the meeting or (ii) delivers a written revocation to the Corporate Secretary of the Company at any time before the Chairman of the Annual Meeting closes the polls; (b) in the case of a Plan Participant, the revocation procedures of the trustee of the 401(k) Plan are followed; or (c) in the case of a Broker Customer, the revocation procedures of the broker or nominee are followed.

Attendance and Voting in Person at the Annual Meeting

         Attendance at the Annual Meeting is limited to Record Holders or their properly appointed proxies, beneficial owners of Common Shares having evidence of such ownership, and guests of the Company. Plan Participants and Broker Customers, absent special direction to the Company from the respective 401(k) Plan trustee, broker or nominee, may only vote by instructing the trustee, broker or nominee and may not cast a ballot at the Annual Meeting. Record Holders may vote by casting a ballot at the Annual Meeting.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         As of the Record Date, the Company had outstanding 108,205,946 Common Shares. The following table sets forth information as of the Record Date concerning the beneficial ownership of Common Shares by: (i) beneficial owners of Common Shares who have publicly filed a report acknowledging ownership of more than 5% of the number of outstanding Common Shares; (ii) the directors and certain executive officers of the Company; and (iii) all of the Company’s executive officers and directors as a group. Beneficial ownership generally means either the sole or shared power to vote or dispose of the shares. Except as otherwise noted, to the Company’s knowledge the holders listed below have sole voting and dispositive power. No officer or director of the Company owns any equity securities of any subsidiary of the Company.

Name and Address	Common Shares(1)	Percent of Class(2)
FMR Corporation (3)	10,309,364	9.5%
Shareholder
Ruey-Jeng Kao (4)	6,537,481	6.0%
Shareholder
Gene M. Betts (5)	3,305(6)	*
Director
Gary L. Burrell(7)	16,531,782(8)	15.3%
Director and Co-Chairman
Donald H. Eller, Ph.D.(9)	1,606,489(10)	1.5%
Director
Andrew R. Etkind(11)	13,215(12)	*
General Counsel and Corporate Secretary

Min H. Kao, Ph.D.(13)	24,379,426(14)	22.5%
Director, Co-Chairman and CEO
Gary Kelley(15)	9,224(16)	*
Director of Marketing Garmin International, Inc.
Clifton A. Pemble(17)	15,045(18)	*
Director of Engineering
Garmin International, Inc.
Kevin Rauckman(19)	17,241(20)	*
Chief Financial Officer and Treasurer
Thomas A. McDonnell(21)	23,305(22)	*
Director
All Executive Officers and Directors as a Group	42,599,032(23)	39.3%
(9 persons)

*	Less than 1% of the outstanding Common Shares
(1)	Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares subject to options held by that person that are currently exercisable at the Record Date or within 60 days of such date are deemed outstanding. The holders may disclaim beneficial ownership of any such shares that are owned by or with family members, trusts or other entities. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, each shareholder named in the table has sole voting power and investment power with respect to the shares set forth opposite such shareholder’s name.
(2)	The percentage is based upon the number of shares outstanding as of the Record Date and computed as described in footnote (1) above.
(3)	The address of FMR Corporation is 82 Devonshire Street, Boston, Massachusetts 02109. The number of Common Shares is based on Amendment No. 1 filed February 17, 2004 to Schedule 13G filed September 10, 2003.
(4)	Mr. Kao’s address is c/o Fortune Land Law Offices, 8th Floor, 132, Hsinyi Road, Section 3, Taipei, Taiwan. Mr. Kao is the brother of Dr. Kao. The information is based on Amendment No. 2 filed February 6, 2004 to Schedule 13G filed February 9, 2001.
(5)	Mr. Betts’ address is c/o Sprint Corporation, 6200 Sprint Parkway, Mail Stop KSOPMF0310-3A353, Overland Park, Kansas 66251.
(6)	Mr. Betts’ beneficial ownership includes 3,305 shares that may be acquired through options that are currently exercisable or will become exercisable within 60 days of the Record Date.
(7)	Mr. Burrell’s address is c/o Garmin International, Inc., 1200 East 151st Street, Olathe, Kansas 66062.
(8)	The amount of Common Shares reported includes 431,782 Common Shares held by Judith M. Burrell, Mr. Burrell’s wife, over which Mr. Burrell does not have any voting or dispositive power. Mr. Burrell disclaims beneficial ownership of these shares owned by his wife.
(9)	Dr. Eller’s address is 3111 Bel Air Drive, #18G, Las Vegas, Nevada 89109.
(10)	Dr. Eller’s beneficial ownership includes 600,000 shares subject to variable prepaid forward agreements and 3,305 shares that may be acquired through options that are currently exercisable or will become exercisable within 60 days of the Record Date.
(11)	Mr. Etkind’s address is c/o Garmin International, Inc., 1200 East 151st Street, Olathe, Kansas 66062.
(12)	Mr. Etkind’s beneficial ownership includes 247 shares held in the 401(k) Plan and 7,800 shares that may be acquired through options that are currently exercisable or will become exercisable within 60 days of the Record Date.
(13)	Dr. Kao’s address is c/o Garmin International, Inc., 1200 East 151st Street, Olathe, Kansas 66062.
(14)	Of the 24,379,426 Common Shares, (i) 6,546,630 Common Shares are held by the Min-Hwan Kao Revocable Trust 9/28/95, over which Dr. Kao has sole voting and dispositive power, (ii) 15,221,784 Common Shares are held by revocable trusts established by Dr. Kao’s children over which Dr. Kao has shared voting and dispositive power, (iii) 2,603,912 Common Shares are held by a revocable trust established by Dr. Kao’s wife, over which Dr. Kao does not have any voting or dispositive power, (iv) 700 shares are held by his wife, over which Dr. Kao does not have any voting or dispositive power, and (v) 6,400 Common Shares are held jointly by Dr. Kao and his wife. Dr. Kao disclaims beneficial ownership of those shares owned by his wife and the revocable trust established by his wife and by the revocable trusts established by his children.

(15)	Mr. Kelley’s address is c/o Garmin International, Inc., 1200 East 151st Street, Olathe, Kansas 66062.
(16)	Mr. Kelley’s beneficial ownership includes 4,000 shares that may be acquired through options that are currently exercisable or will become exercisable within 60 days of the Record Date.
(17)	Mr. Pemble's address is c/o Garmin International, Inc., 1200 East 151st Street, Olathe, Kansas 66062.
(18)	Mr. Pemble's beneficial ownership includes 13,500 shares that may be acquired through options that are currently exercisable or will become exercisable within 60 days of the Record Date.
(19)	Mr. Rauckman’s address is c/o Garmin International, Inc., 1200 East 151st Street, Olathe, Kansas 66062.
(20)	Mr. Rauckman’s beneficial ownership includes 11,000 shares that may be acquired through options that are currently exercisable or will become exercisable within 60 days of the Record Date. The amount of Common Shares reported includes 4,629 Common Shares held by a revocable trust established by Mr. Rauckman’s wife, over which Mr. Rauckman does not have any voting or dispositive power. Mr. Rauckman disclaims beneficial ownership of these shares owned by the revocable trust established by his wife.
(21)	Mr. McDonnell’s address is c/o DST Systems, Inc., 333 West 11th Street, Kansas City, Missouri 64105.
(22)	Mr. McDonnell’s beneficial ownership includes 3,305 shares that may be acquired through options that are currently exercisable or will become exercisable within 60 days of the Record Date.
(23)	The number includes 46,215 shares that may be acquired through options that are currently exercisable or will become exercisable within 60 days of the Record Date. Individuals in the group have disclaimed beneficial ownership as to a total of 18,262,807 of the shares listed.

PROPOSAL – ELECTION OF TWO DIRECTORS

        The Company’s Articles of Association classify the Company’s Board of Directors into three classes and stagger the three year terms of each class to expire in consecutive years.

        The Company’s nominees for election at this Annual Meeting are Gene M. Betts and Thomas A. McDonnell. Mr. Betts and Mr. McDonnell are being nominated as Class I directors to hold office for a three-year term expiring in 2007.

        Mr. Betts and Mr. McDonnell are currently directors of the Company. Mr. Betts and Mr. McDonnell were elected directors at the Company’s Annual Meeting in 2001 for a term expiring on the date of this Annual Meeting. Mr. Betts and Mr. McDonnell have indicated that they are willing and able to continue serving as directors if elected and have consented to being named as nominees in this Proxy Statement. If any of these nominees should for any reason become unavailable for election, the Proxy Committee will vote for such other nominee as may be proposed by the Company’s Board of Directors.

[Photo]	Mr. Betts, age 51, has been a director of the Company since March 2001. Mr. Betts has been a Senior Vice President of Sprint Corporation (“Sprint”) since 1990 and has been Treasurer of Sprint since 1998. In these positions his responsibilities include capital markets and treasury operations, mergers and acquisitions, taxes, corporate financial planning and budgeting, pension and savings trust management, and risk management and loss prevention for Sprint and all of its subsidiaries. Mr. Betts is a Certified Public Accountant. Prior to joining Sprint he was a partner in Arthur Young & Co. (now Ernst & Young). Mr. Betts is a director of seven registered investment companies in the Buffalo Funds complex.

[Photo]

Thomas A. McDonnell, age 58, has been a director of the Company since March 2001. Mr. McDonnell has been President of DST Systems, Inc. (“DST”) since January 1973 (except for a 30-month period from October 1984 to April 1987), Chief Executive Officer of DST since 1984 and a director of DST since 1971. He is also a director of BHA Group Holdings, Inc., Blue Valley Ban Corp., Commerce Bancshares, Inc., Computer Sciences Corporation, Kansas City Southern and Euronet Worldwide, Inc.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THESE NOMINEES.

THE BOARD OF DIRECTORS

Information about present directors

        In addition to the Board nominees who are described under Proposal – Election of Two Directors, the following individuals are also on the Company’s Board, for a term ending on the date of the Annual Meeting of shareholders in the year indicated.

         Director Serving Until the Annual Meeting in 2005

[Photo]

Donald H. Eller, age 61, has been a director of the Company since March 2001. Dr. Eller has been a private investor since January 1997. From September 1979 to November 1982 he served as the Manager of Navigation System Design for a division of Magnavox Corporation. From January 1984 to December 1996 he served as a consultant on Global Positioning Systems and other navigation technology to various U.S. military agencies and U.S. and foreign corporations. Dr. Eller holds B.S., M.S. and Ph.D. degrees in Electrical Engineering from the University of Texas.

         Director Serving Until the Annual Meeting in 2006

[Photo]

[Photo] Gary L. Burrell, age 66, has served as Co-Chairman of the Company since August 2000. He also served as Co-Chief Executive Officer of the Company from August 2000 to August 2002. He has been a director of Garmin Corporation since January 1990. He served as President of Garmin Corporation from January 1990 to December 1998. Mr. Burrell has also been Chairman of Garmin International, Inc. since March 2002, and a director of Garmin International, Inc. since August 1990. He served as President of Garmin International, Inc. from August 1990 to March 2002. Mr. Burrell has been Chairman of Garmin USA, Inc. since March 2002 and a director of Garmin USA, Inc. since December 2001. He served as President of Garmin USA, Inc. from December 2001 to March 2002. Mr. Burrell has been a director and Chairman of Garmin (Europe) Ltd. since 1992. Mr. Burrell was a director of Garmin Foreign Sales Corporation from May 1998 to December 2001 and President of Garmin Foreign Sales Corporation from July 1998 to December 2001. Garmin Corporation, Garmin International, Inc., Garmin USA, Inc. and Garmin (Europe) Ltd. are subsidiaries of the Company and Garmin Foreign Sales Corporation was a subsidiary of the Company until its dissolution in December 2001. Mr. Burrell holds a BS degree in Electrical Engineering from Wichita State University and a MS degree in Electrical Engineering from Rensselaer Polytechnic Institute.

[Photo]

[Photo] Min H. Kao, age 55, has served as Co-Chairman of the Company since August 2000. He has served as Chief Executive Officer of the Company since August 2002 and previously served as Co-Chief Executive Officer from August 2000 to August 2002. He has been President of Garmin Corporation since January 1999 and Chairman and a director since January 1990. Dr. Kao has been President of Garmin International, Inc. since March 2002 and a director of Garmin International, Inc. since August 1990. He served as Vice President of Garmin International, Inc. from April 1991 to March 2002. Dr. Kao has been President of Garmin USA, Inc. since March 2002 and a director of Garmin USA, Inc. since December 2001. He served as Vice President of Garmin USA, Inc. from December 2001 to March 2002. Dr. Kao has been President of Garmin AT, Inc. and a director of Garmin AT, Inc. since August 2003. He has been a director of Garmin (Europe) Ltd. since 1992. Dr. Kao was a director of Garmin Foreign Sales Corporation from May 1998 to December 2001 and Vice President of Garmin Foreign Sales Corporation from July 1998 to December 2001. Garmin Corporation, Garmin International, Inc., Garmin USA, Inc. and Garmin (Europe) Ltd. are subsidiaries of the Company and Garmin Foreign Sales Corporation was a subsidiary of the Company until its dissolution in December 2001. Dr. Kao holds Ph.D. and MS degrees in Electrical Engineering from the University of Tennessee and a BS degree in Electrical Engineering from National Taiwan University.

         Director Independence

        The Board of Directors has determined that Messrs. Betts, Eller and McDonnell, who constitute a majority of the Board, are independent directors as defined in the listing standards for the Nasdaq National Market.

Board of Directors Meetings and Standing Committee Meetings

Meetings

        The Board of Directors held five meetings and took action by unanimous written consent twice during the fiscal year ended December 27, 2003. The Board of Directors has established three standing committees, the Audit Committee, the Compensation Committee and the Nominating Committee. During the 2003 fiscal year, the Audit Committee held seven meetings, the Compensation Committee held two meetings and the Nominating Committee held one meeting. No director attended fewer than 75% of the aggregate of: (1) the total number of meetings of the Board of Directors and (2) the total number of meetings held by all committees on which such director served. It is the Company’s policy to encourage directors to attend the Company’s Annual Meeting. All of the Company’s directors attended the 2003 Annual Meeting.

Audit Committee

        Messrs. Betts, Eller and McDonnell (Chairman) serve as the members of the Audit Committee. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached as Appendix A to this Proxy Statement. The functions of the Audit Committee include overseeing the Company’s financial reporting processes on behalf of the Board, and appointing, and approving the fee arrangement with, the Company’s independent auditors. The Board of Directors has determined that both Mr. Betts and Mr. McDonnell are “audit committee financial experts” as defined by the SEC regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002. The Board of Directors has determined that all the members of the Audit Committee are independent (as defined by the listing standards of the Nasdaq National Market).

Compensation Committee

        Messrs Betts (Chairman), Eller and McDonnell serve as the members of the Compensation Committee. The primary responsibilities of the Compensation Committee are to make determinations with respect to compensation arrangements for the Company’s executive officers and to administer the Company’s benefit plans, including the Company’s 2000 Equity Incentive Plan and the Company’s Employee Stock Purchase Plan. The Board of Directors has determined that all the members of the Compensation Committee are independent (as defined by the listing standards of the Nasdaq National Market).

Nominating Committee

        Messrs Betts, Eller (Chairman) and McDonnell serve as the members of the Nominating Committee. The Board of Directors has adopted a written charter for the Nominating Committee, a copy of which is attached as Appendix B to this Proxy Statement. The primary responsibilities of the Nominating Committee are to make recommendations to the Board concerning all nominees for Board membership, to recruit candidates for new directors as necessary to fill vacancies, to evaluate the qualifications and performance of incumbent directors and to establish and periodically re-evaluate criteria for Board membership. The Board of Directors has determined that all the members of the Nominating Committee are independent (as defined by the listing standards of the Nasdaq National Market).

        In selecting candidates for nomination at the annual meeting of the Company’s shareholders, the Nominating Committee begins by determining whether the incumbent directors whose terms expire at the meeting desire and are qualified to continue their service on the Board. The Nominating Committee is of the view that the continuing service of qualified incumbents promotes stability and continuity in the board room, giving the Board the familiarity and insight into the Company’s affairs that its directors have accumulated during their tenure, while contributing to their work as a collective body. Accordingly, it is the policy of the Committee, absent special circumstances, to nominate qualified incumbent directors who continue to satisfy the Committee’s criteria for membership on the Board, whom the Committee believes will continue to make a valuable contribution to the Board and who consent to stand for reelection and, if reelected, to continue their service on the Board. If there are Board vacancies and the Committee will not be re-nominating a qualified incumbent, the Nominating Committee will consider, and evaluate director candidates recommended by the Board, members of the Nominating Committee, management and any shareholder owning one percent or more of the Company’s outstanding common shares.

        The Nominating Committee will use the same criteria to evaluate all director candidates, whether recommended by the Board, members of the Nominating Committee, management or a one percent shareholder. A shareholder owning one percent or more of the Company’s outstanding shares may recommend director candidates for consideration by the Nominating Committee by writing to the Company Secretary, by facsimile at (345) 945-2197 or by mail at Garmin Ltd., 5th Floor, Harbour Place, P.O. Box 30464 SMB, 103 South Church Street, Grand Cayman, Cayman Islands. Any such recommendation must be delivered to the Company Secretary not less than 180 days prior to the annual meeting at which the candidate is proposed for consideration as a nominee. The recommendation must contain the proposed candidate’s name, address, biographical data, a description of the proposed candidate’s business experience, a description of the proposed candidate’s qualifications for consideration as a director, a representation that the nominating shareholder is a beneficial or record owner of one percent or more of the Company’s outstanding shares (based on the number of outstanding shares reported on the cover page of the Company’s most recently filed Annual Report on Form 10-K) and a statement of the number of the Company’s shares owned by such shareholder. The recommendation must also be accompanied by the written consent of the proposed candidate to be named as a nominee and to serve as a director of the Company if nominated and elected. A shareholder may not recommend him or herself as a director candidate.

        The Nominating Committee requires that a majority of the Company’s directors be independent and that any independent director candidate meet the definition of an independent director under the listing standards of the Nasdaq National Market. The Nominating Committee also requires that at least one independent director qualifies as an audit committee financial expert. The Nominating Committee also requires that an independent director candidate should have either (a) at least ten years experience at a policy-making level or other level with significant decision-making responsibility in an organization or institution or (b) a high level of technical knowledge or business experience relevant to the Company’s technology or industry. In addition, the Nominating Committee requires that an independent director candidate have such financial expertise, character, integrity, ethical standards, interpersonal skills and time to devote to Board matters as would reasonably be considered to be appropriate in order for the director to carry out his or her duties as a director.

        In evaluating a director candidate (including the nomination of an incumbent director), the Nominating Committee considers, among other things, whether the candidate meets the Committee’s requirements for independent director candidates, if applicable. The Committee also considers a director candidate’s skills and experience in the context of the perceived needs of the Board at the time of consideration. Additionally, in recommending an incumbent director for re-election, the Nominating Committee considers the nominee’s prior service to the Company’s Board and continued commitment to service on the Board.

Shareholder Communications with Directors

        The Board of Directors has established a process to receive communications from shareholders. Shareholders may communicate with the Board or with any individual director of the Company by writing to the Board or such individual director in care of the Company Secretary, by facsimile at (345) 945-2197 or by mail at Garmin Ltd., 5th Floor, Harbour Place, P.O. Box 30464 SMB, 103 South Church Street, Grand Cayman, Cayman Islands. All such communications must identify the author as a shareholder, state the number of shares owned by the author and state whether the intended recipients are all members of the Board or just certain specified directors. The Company Secretary will make copies of all such communication and send them to the appropriate director or directors.

Compensation Committee Interlocks and Insider Participation; Certain Relationships

        None of the members of the Compensation Committee is, or has ever been, an officer or employee of the Company or any of its subsidiaries. During 2003, the Company had no compensation committee interlocks.

        Gene M. Betts, a director of Garmin, is a Senior Vice President of Sprint Corporation. Garmin International, Inc. made payments to Sprint Corporation in 2003 for long-distance telephone services. These payments did not exceed 5% of either Garmin’s consolidated gross revenues for the 2003 fiscal year or Sprint Corporation’s consolidated gross revenues for its last full fiscal year.

Compensation of Directors

        Directors who are officers or employees of Garmin or its subsidiaries do not receive any fees or other compensation for service on the Board or its committees. Except as set forth below, no fees were paid during 2003 to any director or Named Executive Officer (as defined herein) of Garmin for service on any board of directors of any subsidiary of Garmin.

        Each director who is not an officer or employee of Garmin or its subsidiaries (a “Non-Management Director”) is paid an annual retainer of $15,000. Each Non-Management Director who chairs a standing committee of the Board also receives an annual retainer of $1,500. In addition, each Non-Management Director is paid $1,000 for each Board meeting attended in person or $350 for attending a Board meeting convened by teleconference. For each Audit Committee meeting attended in person or convened by teleconference, each Non-Management Director is paid $1,000. For each Compensation Committee or Nominating Committee meeting convened on a separate day from a Board meeting, each Non-Management Director is paid $1,000 for each committee meeting attended in person or $350 for attending a committee meeting convened by teleconference. Directors are also reimbursed for reasonable travel expenses for attending Board and Committee meetings.

        The Non-Management Directors may also be granted awards, including among others, options to buy Garmin Common Shares, pursuant to the 2000 Non-Employee Directors’ Option Plan, as determined by the Committee (as defined in such plan).

        Each year at the Annual Meeting, each Non-Management Director will automatically be granted an option for a number of shares equal to four times the annual retainer divided by the fair market value of a share on the grant date. If an Outside Director first joins the Board at a time other than the Annual Meeting, he or she will receive a pro-rata grant for that year. The per-share option price will be 100% of the fair market value of a share on the grant date. The option will vest in equal installments over three years, subject to acceleration in the event the Outside Director terminates his or her directorship on account of death, disability or an involuntary termination within one year after a change of control of Garmin. These options will have a term of 10 years, subject to earlier termination on certain terminations of the director’s service on the Board.

        In 2003 each Outside Director received an automatic grant of options to purchase 1,216 of the Company’s Common Shares.

        Under Taiwan banking practice, the directors of a company are generally required to personally guarantee the company’s loans and mortgages. During 2003, Dr. Kao and Mr. Burrell, as directors of Garmin Corporation, each received compensation from Garmin Corporation in the amount of $48,516 for their personal guarantees of Garmin Corporation’s obligations.

AUDIT MATTERS

Report of Audit Committee

        The Audit Committee reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 27, 2003 with management and with Ernst & Young LLP, the Company’s independent auditors. The Audit Committee received management’s representation and the opinion of the independent auditors that the Company’s audited financial statements were prepared in accordance with accounting principles generally accepted in the United States. The Audit Committee also discussed with the Company’s independent auditors during the 2003 fiscal year the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees), as amended.

        The Audit Committee received from Ernst & Young LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with Ernst & Young LLP the independence of their firm.

        Based upon such review and discussions, the Audit Committee recommended to the Company’s Board of Directors, and the Board of Directors approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 27, 2003, for filing with the Securities and Exchange Commission.

Audit Committee

Thomas A. McDonnell, Chairman
Gene M. Betts
Donald H. Eller

Principal Accounting Firm Fees

        The following table sets forth the aggregate fees billed to Garmin for the fiscal year ended December 27, 2003 and the fiscal year ended December 28, 2002 by Garmin’s principal accounting firm, Ernst & Young LLP:

	2003			2002
Audit Fees	$393,351			$298,150
Audit Related Fees	$123,016	(a)	(b)	$ 36,440	(a)	(b)
Tax Fees	$600,706	(b)	(c)	$509,051	(b)	(c)
All Other Fees	$ 5,000	(b)	(d)	$ 42,648	(b)	(d)
	$1,122,073			$886,289

(a)	Audit related fees for 2003 comprise primarily fees for financial statements audits of employee benefit plans, internal controls review, transaction due diligence, audit publications and preparation for audit committee meetings. Audit related fees for 2002 comprise primarily fee for financial statements audit of employee benefit plans and internal controls review.

(b)	The Audit Committee has concluded that the provision of these services is compatible with maintaining the independence of Ernst & Young LLP.

(c)	Tax fees for 2003 comprise $277,186 for tax compliance/preparation and $323,520 for tax planning and tax advice. Tax fees for 2002 comprise $244,337 for tax compliance/preparation and $264,714 for tax planning and tax advice.

(d)	All other fees for 2002 comprise primarily fees for consulting services related to employee benefit plans.

        The Audit Committee has appointed Ernst & Young LLP to serve as independent auditors to audit the Company’s financial statements for the fiscal year ending December 25, 2004. Representatives of Ernst & Young LLP will be present at the Annual Meeting. They will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions.

Pre-Approval of Services Provided by the Independent Auditor

        The Audit Committee has adopted a policy that requires advance approval by the Committee of all audit, audit-related, tax services and other services performed by Ernst & Young LLP. The policy provides for pre-approval by the Audit Committee annually of specifically defined audit and non-audit services up to specifically defined fee levels. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before Ernst & Young LLP is engaged to perform it. The Audit Committee has delegated to the Committee Chairman authority to approve permitted services provided that the Chairman reports any such approval decisions to the Committee at its next meeting.

EXECUTIVE COMPENSATION MATTERS

Compensation Committee Report on Executive Compensation

         Compensation Principles

        The Compensation Committee’s executive compensation philosophy is based on the belief that fair, reasonable and competitive compensation is essential to attract, motivate and retain highly qualified and industrious executives. In executing its compensation policy, the Compensation Committee seeks to relate compensation with the Company’s financial performance and business objectives and reward high levels of individual performance while adhering to the philosophy established by the Company’s founders which is to foster a team environment where executive compensation is fair and equitable but not disproportionate relative to that of other employees.

         Executive Compensation Program

        The compensation of the Company’s executive officers consists of three principal elements: base salary, cash bonus and awards under the 2000 Equity Incentive Plan. In determining the annual base salaries for the Company’s executives for 2003, the Compensation Committee reviewed the contribution of each executive along with that of the Company’s non-executive key employees. In determining the annual base salaries, cash bonuses and stock option awards for executives other than Dr. Kao and Mr. Burrell, the Compensation Committee considered the recommendations of Dr. Kao and Mr. Burrell and each executive’s position, skills, responsibilities, achievements and tenure with the Company.

        Cash bonuses are tied to the Company’s achievement of its goals and objectives and the contribution of the executive to such achievements.

        Executive officer compensation also includes long-term incentives afforded by options to purchase shares of the Company’s Common Shares pursuant to the 2000 Equity Incentive Plan. The purposes of the Company’s 2000 Equity Incentive Plan are to strengthen key employees’ commitment to the success of the Company, to stimulate employee efforts on behalf of the Company, and to help the Company attract new employees with skills which are in high demand and retain existing key employees. Although the plan also permits the award of restricted shares, bonus shares, deferred shares, stock appreciation rights, performance units and performance shares, no such awards have been made under the plan. Awards of stock options during the year under the Company’s 2000 Equity Incentive Plan are made at the grant date fair market value of the Company’s Common Shares as quoted on the Nasdaq National Market. Making the awards at the grant date fair market value ensures that the options only become valuable upon the continued appreciation of the Company’s share price. Messrs. Etkind, Kelley, Pemble and Rauckman received stock option grants in 2003 based upon their contribution to the Company’s long-term growth and profitability.

         Chief Executive Officer’s Compensation

        A base salary of $214,835 for Dr. Kao was determined in the same manner as the salaries of the Company’s other executive officers. No options or cash bonus were awarded to Dr. Kao since he has a significant ownership interest in the Company and, therefore, already has a motivation to maximize shareholder value.

         Deductibility of Compensation

        Section 162(m) of the Internal Revenue Code limits a public company’s deduction for federal income tax purposes of compensation expense in excess of $1 million paid to the executive officers named in the company’s summary compensation table. Performance-based compensation which meets the requirements of Section 162(m) is excluded from the compensation subject to the $1 million deduction limitation. The Company believes it has taken the steps required to exclude from calculation of the $1 million compensation expense limitation any performance-based awards granted under the 2000 Equity Incentive Plan to the executive officers listed in the Summary Compensation Table of this Proxy Statement.

Compensation Committee
Gene M. Betts (Chairman)
Donald H. Eller
Thomas A. McDonnell

Stock Performance Graph

        The following graph illustrates the cumulative total shareholder return (rounded to the nearest whole dollar) of Garmin Common Shares during the period beginning December 8, 2000 (the date of Garmin’s initial public offering) through December 31, 2003, and compares it to the cumulative total return on the Nasdaq Composite Total Return Index (U.S.) and the Nasdaq Non-Financial Stocks Index. The comparison assumes a $100 investment on December 8, 2000, in Garmin Common Shares and in each of the foregoing indices and assumes reinvestment of dividends, if any.

[Stock Performance Graph]

In Dollars	12/08/00	12/31/00	03/31/01	06/30/01	09/30/01	12/31/01	03/31/02	06/30/02	09/30/02	12/31/02	03/31/03	06/30/03	09/30/03	12/31/03

Garmin	100	99	100	115	81	107	115	111	93	147	176	200	212	276
Ltd.

NASDAQ	100	85	63	74	52	67	63	51	41	46	47	56	62	69
Composite Total Return Index (U.S.)

NASDAQ	100	84	61	72	48	64	60	46	36	42	42	51	57	64
Non Financial Stocks Index

Summary Compensation Table

        The following table sets forth information about the compensation earned in the fiscal years ended December 27, 2003, December 28, 2002, and December 29, 2001 by the Chief Executive Officer and our other executive officers (collectively, the “Named Executive Officers”).

		Annual Compensation(1)					Long-Term Compensation Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)(2)		Other Annual Compensation ($)		Securities Underlying Options/ SARs (#)	All Other Compensation ($)
Min H. Kao, Ph.D	2003	214,835	203		48,516		– –	23,024	(3)
Chief Executive	2002	190,654	203		49,288		– –	20,146
Officer and Co-	2001	181,571	203		49,556		– –	18,443
Chairman
Gary L. Burrell	2003	37,201	216		48,516		– –	3,738	(5)
Co-Chairman and	2002	168,834	203		48,788		– –	18,039
former Co-CEO	2001	181,571	203		49,556		– –	18,443
(4)
Andrew R. Etkind	2003	190,000	20,305	(6)	– –		8,500	21,240	(7)
General Counsel	2002	175,154	20,203		– –		8,500	19,606
and Secretary	2001	155,155	20,203		– –		6,500	8,058

Clifton A. Pemble	2003	175,000	20,203		1,500	(8)	10,000	20,424	(9)
Director of	2002	155,004	20,203		3,000		10,000	18,577
Engineering, Garmin	2001	140,429	20,203		1,000		7,500	17,235
International, Inc.
Kevin Rauckman	2003	154,000	15,203		– –		7,500	18,774	(10)
Chief Financial	2002	145,005	15,203		– –		7,500	17,497
Officer and	2001	130,325	15,203		– –		5,000	16,268
Treasurer
Gary Kelley	2003	154,000	10,203		– –		6,500	18,474	(11)
Director of	2002	146,305	22,703		– –		7,500	18,775
Marketing, Garmin	2001	138,905	6,203		– –		5,000	14,889
International, Inc.

(1)	All compensation paid to the Named Executive Officers was paid by Garmin International, Inc. to such Named Executive Officers in their capacities as officers and employees of Garmin International, Inc., except that the other annual compensation amounts for Dr. Kao and Mr. Burrell include compensation to each from Garmin Corporation in the following amounts: 2003 — $48, 516; 2002 — $48,288 and 2001 — $49,556. Under Taiwan banking practice, the directors of a company are generally required to personally guarantee the company’s loans and mortgages. These amounts from Garmin Corporation were paid as compensation for the personal guarantees of Garmin Corporation’s obligations by Dr. Kao and Mr. Burrell.

(2)	Includes a holiday bonus paid to all employees in a fixed net amount of $200. This holiday bonus is grossed up to cover taxes (including Social Security and Medicare taxes) on the bonus.

(3)	All other compensation for Dr. Kao comprises a contribution to his account under Garmin International, Inc.‘s 401(k) plan of $10,500, a contribution to his account under Garmin International, Inc.‘s pension plan of $12,380, and premiums on life insurance of $144.

(4)	Mr. Burrell retired as Co-Chief Executive Officer on August 24, 2002.

(5)	All other compensation for Mr. Burrell comprises a contribution to his account under Garmin International, Inc.‘s 401(k) plan of $1,953, a contribution to his account under Garmin International, Inc.‘s pension plan of $1,723, and premiums on life insurance of $62.

(6)	Includes a bonus payment in the amount of $102 payable to an employee upon 5 years of service.

(7)	All other compensation for Mr. Etkind comprises a contribution to his account under Garmin International, Inc.‘s 401(k) plan of $9,000, a contribution to his account under Garmin International, Inc.‘s pension plan of $12,096, and premiums on life insurance of $144.

(8)	Comprised of incentive payments for inventions by Mr. Pemble for which patent applications were filed.

(9)	All other compensation for Mr. Pemble comprises a contribution to his account under Garmin International, Inc.‘s 401(k) plan of $9,000, a contribution to his account under Garmin International, Inc.‘s pension plan of $11,280, and premiums on life insurance of $144.

(10)	All other compensation for Mr. Rauckman comprises a contribution to his account under Garmin International, Inc.‘s 401(k) plan of $9,000, a contribution to his account under Garmin International, Inc.‘s pension plan of $9,630, and premiums on life insurance of $144.

(11)	All other compensation for Mr. Kelley comprises a contribution to his account under Garmin International, Inc.‘s 401(k) plan of $9,000, a contribution to his account under Garmin International, Inc.‘s pension plan of $9,330, and premiums on life insurance of $144.

Option/SAR Grants in Last Fiscal Year

        The following table sets forth information about the options to acquire Garmin Common Shares granted the Named Executive Officers during 2003.

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Share Price Appreciation for Option Term(3)
Name	Number of Securities Underlying Options/SARs Granted(1)	Percent of Total Options/SARs Granted to Employees in Fiscal Year(2)	Exercise or Base Price ($/Sh)	Expiration Date	5% ($)	10% ($)
Min H. Kao	N/A	N/A	N/A	N/A	N/A	N/A
Gary L. Burrell	N/A	N/A	N/A	N/A	N/A	N/A
Clifton A. Pemble	10,000	1.7%	54.54	12/23/13	343,000	869,200
Andrew R. Etkind	8,500	1.5%	54.54	12/23/13	291,550	738,820
Kevin Rauckman	7,500	1.3%	54.54	12/23/13	257,250	651,900
Gary Kelley	6,500	1.1%	54.54	12/23/13	222,950	564,980

(1)	The options were granted on December 23, 2003 under Garmin’s 2000 Equity Incentive Plan. The options become exercisable in equal increments over five years, subject to accelerated vesting in the case of certain events occurring within one year after a change of control of Garmin.

(2)	Options for a total of 580,498 Garmin Common Shares were granted to eligible employees in 2003.

(3)	The 5% and 10% assumed annual rates of compounded stock price appreciation are permitted by rules of the SEC and do not represent Garmin’s estimate or projection of future prices of its Common Shares. The actual value realized may be greater or less than the potential realizable values set forth in the table.

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values

        The following table gives aggregated information about the Named Executive Officers’ exercises during 2003 of options to purchase Garmin Common Shares and shows the number and value of their exercisable and unexercisable options at December 27, 2003, Garmin’s fiscal year end.

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/SARs At December 27, 2003 (#) Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options/SARs At December 27, 2003 ($)(1) Exercisable/ Unexercisable
Min H. Kao	N/A	N/A	N/A	N/A
Gary L. Burrell	N/A	N/A	N/A	N/A
Clifton A. Pemble	21,500	769,250	13,500/42,500	498,430/1,143,630
Andrew R. Etkind	3,500	123,865	7,800/26,200	267,685/574,480
Kevin Rauckman	N/A	N/A	11,000/21,500	402,925/445,150
Gary Kelley	8,000	164,770	6,000/22,500	209,625/525,170

(1)	The dollar values in this column are calculated by multiplying (a) the difference between the fair market value of the shares of Garmin Common Shares underlying the options on December 26, 2003 (the last trading day of the fiscal year) and the exercise price of the options by (b) the number of options held at year-end.

Employment Agreements

        Garmin does not have employment agreements with any of the Named Executive Officers.

Other Compensatory Plans

        Garmin and its subsidiaries maintain compensation plans for certain of their officers and employees. Certain of those plans have vesting provisions under which the plan participants do not have the right to receive all of the plan benefits allocated to their accounts until certain conditions have been satisfied. Described below are the portions of those plans in which the accounts of the officers named in the summary compensation table become vested as a result of their retirement from or termination of employment with the Company or a change in control of the Company.

         Garmin International, Inc. 401(k) and Pension Plan

         Effective January 1, 1990, Garmin International, Inc. established a retirement plan called a “money purchase pension plan” (the “Pension Plan”). Effective as of July 1, 2002, the Pension Plan was frozen and merged into a 401(k) plan. The Named Executive Officers, as employees of Garmin International, Inc., were covered by the Pension Plan prior to its merger into the 401(k) plan.

        Garmin International, Inc. sponsors a retirement plan which is sometimes called a "401(k) plan” (the “401(k) Plan”) because of the section of the Internal Revenue Code which authorizes this type of plan. As noted above, the Pension Plan was merged into the 401(k) Plan effective July 1, 2002. Every employee of Garmin International, Inc. is eligible to participate in the 401(k) Plan as of the first January 1 or July 1 after he or she reaches age 21 and completes three months of service. Participants can elect to make pre-tax contributions to the 401(k) Plan from their eligible compensation, up to the limits imposed by law. Participants are fully vested in their pre-tax contributions and earnings on those contributions. In addition, Garmin International, Inc. makes a matching contribution for each participant equal to 75% of his or her pre-tax contributions up to 10% of the participant’s eligible compensation. Garmin International, Inc. may also make a profit sharing contribution which is divided among participants based on their compensation. Participants become vested in their matching contributions, and earnings on those contributions, gradually over five years, and in their profit sharing contributions, and earnings on those contributions, gradually over seven years. Participants become fully vested automatically if they reach age 65, die or become disabled while they are still working for Garmin International, Inc. Participants are allowed to direct the investment of their accounts in a menu of authorized investment alternatives. Participants may direct the investment of their accounts up to 100% in Garmin Common Shares. Accounts are distributable when the participant terminates employment, retires, dies, becomes disabled, reaches age 59 ½ or suffers a financial hardship. Participants may also be permitted to request a loan from their 401(k) Plan accounts. The 401(k) Plan is intended to be a tax-qualified plan under the Internal Revenue Code which means that participants are generally not taxed on contributions to the 401(k) Plan or earnings on those contributions until they are withdrawn from the 401(k) Plan, and that contributions by Garmin International, Inc. are tax deductible when made. The Named Executive Officers, as employees of Garmin International, Inc., are covered by this plan.

         Equity Incentive Plan

        Garmin’s 2000 Equity Incentive Plan, which was approved by Garmin’s shareholders on October 24, 2000, provides for grants of non-qualified stock options and incentive stock options. The 2000 Equity Incentive Plan also provides for grants of restricted shares, bonus shares, deferred shares, stock appreciation rights, performance units and performance shares. Employees of Garmin or any majority owned subsidiary are eligible for awards. The Compensation Committee selects the grantees and determines the terms of the awards granted. Generally, the exercise price of an option and the strike price of a stock appreciation right must be at least the fair market value of a share as of the grant date. The plan provides that vesting of outstanding awards will be accelerated if Garmin terminates the grantee’s employment (other than for death, disability or cause) or the grantee terminates the employment because of a diminution in compensation or status or a required move of 50 miles, within one year after a change of control of Garmin.

SHAREHOLDER PROPOSALS

        To be properly brought before the Annual Meeting, a proposal must be either (i) specified in the notice of the meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the meeting by a shareholder.

        If a holder of Garmin Common Shares wishes to present a proposal for inclusion in Garmin’s Proxy Statement for next year’s annual general meeting of shareholders, such proposal must be received by Garmin on or before January 4, 2005. Such proposal must be made in accordance with the applicable laws and rules of the Securities and Exchange Commission and the interpretations thereof. Any such proposal should be sent to the Secretary of Garmin, P.O. Box 30464 SMB, 5th Floor, Harbour Place, 103 South Church Street, George Town, Grand Cayman, Cayman Islands.

        In order for a shareholder proposal that is not included in Garmin’s Proxy Statement for next year’s annual meeting of shareholders to be properly brought before the meeting, such proposal must be delivered to the Secretary and received at Garmin’s executive offices no later than March 18, 2005 and such proposal must also comply with the procedures outlined below. The determination that any such proposal has been properly brought before such meeting is made by the officer presiding over such meeting.

Contents of Notice of Proposal

        A shareholder proposal must be in the form of a written notice of proposal. The required contents of the notice depend on whether the proposal pertains to nominating a director or to other business. A shareholder’s notice pertaining to the nomination of a director shall set forth: (a) as to each nominee whom the shareholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of the nominee, (ii) the principal occupation or employment of the nominee, (iii) the class and number of shares of capital stock of Garmin that are beneficially owned by the nominee, and (iv) any other information concerning the nominee that would be required, under the rules of the SEC, in a proxy statement soliciting proxies for the election of such nominee; (b) as to the shareholder giving the notice, (i) the name and address of the shareholder, and (ii) the class and number of shares of capital stock of Garmin that are beneficially owned by the shareholder and the name and address of record under which such stock is held; and (c) the signed consent of the nominee to serve as a director if elected.

        A shareholder’s notice concerning business other than nominating a director shall set forth as to each matter the shareholder proposes to bring before the meeting (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (b) the name and address of the shareholder proposing such business, (c) the class and number of shares of capital stock of Garmin that are beneficially owned by the shareholder and the name and address of record under which such stock is held, and (d) any material interest of the shareholder in such business. The Chairman of the annual meeting has the power to determine whether the proposed business is an appropriate subject for and was properly brought before the meeting.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Garmin’s directors, executive officers and certain other officers, and persons, legal or natural, who own more than 10 percent of Garmin’s Common Shares (collectively “Reporting Persons”), to file reports of their ownership of such shares, and the changes therein, with the SEC, and Garmin (the “Section 16 Reports”). Based solely on a review of the Section 16 reports for 2003 and any amendments thereto furnished to Garmin, all Section 16 Reports for fiscal year 2003 were timely filed by the Reporting Persons.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS FOR BROKER CUSTOMERS

        Pursuant to the rules of the Securities and Exchange Commission, services that deliver Garmin’s communications to shareholders that hold their shares through a bank, broker or other nominee holder of record may deliver to multiple shareholders sharing the same address a single copy of Garmin’s Annual Report and Proxy Statement. Garmin will promptly deliver upon written or oral request a separate copy of the Annual Report and/or Proxy Statement to any shareholder at a shared address to which a single copy of the documents was delivered. Written requests should be made to Garmin Ltd., c/o Garmin International, Inc., 1200 East 151st Street, Olathe, Kansas 66062, Attention: Debbie Pollard, and oral requests may be made by calling Debbie Pollard at (913) 397-8200. Any shareholder who wants to receive separate copies of the Proxy Statement or Annual Report in the future, or any shareholder who is receiving multiple copies and would like to receive only one copy per household, should contact the shareholder’s bank, broker or other nominee holder of record.

OTHER MATTERS

        The Board of Directors knows of no other matters that are expected to be presented for consideration at the Annual Meeting. However, if other matters properly come before the meeting, it is intended that persons named in the accompanying proxy will vote on them in accordance with their best judgment.

        Garmin will furnish without charge upon written request a copy of Garmin’s Annual Report on Form 10-K. The Annual Report on Form 10-K includes a list of all exhibits thereto. Garmin will furnish copies of such exhibits upon written request therefor and payment of Garmin’s reasonable expenses in furnishing such exhibits. Each such request must set forth a good faith representation that, as of the Record Date, the person making such request was a beneficial owner of Common Shares entitled to vote at the Annual Meeting. Such written request should be directed to the Secretary of Garmin, c/o Garmin International, Inc., 1200 East 151st Street, Olathe, Kansas 66062. The Annual Report on Form 10-K is available at www.garmin.com and is also available through the SEC’s Internet site at www.sec.gov.

By Order of the Board of Directors /s/ Andrew R. Etkind
April 30, 2004	Andrew R. Etkind General Counsel and Secretary

APPENDIX A

GARMIN LTD.

AUDIT COMMITTEE CHARTER
(Amended and Restated as of March 2, 2004)

PURPOSE

The primary responsibility of the Audit Committee is to oversee the Company’s financial reporting process on behalf of the Board. The Audit Committee is appointed by the Board of Directors (the “Board”) of Garmin Ltd. (the “Company”) to assist the Board in overseeing and monitoring (a) the accounting and financial reporting processes of the Company and the audits by the independent auditor of the financial statements of the Company; (b) the integrity of the Company’s financial reporting process and internal controls over financial reporting; (c) the independence and performance of the Company’s independent auditor; and (d) the Company’s compliance with legal and regulatory requirements. While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements (i) are complete and accurate, (ii) are prepared in accordance with generally accepted accounting principles (“GAAP”), and (iii) fairly present the Company’s financial condition results of operations and cash flow. These duties are the responsibility of management and the independent auditor. Further, management is responsible for implementing adequate internal accounting and disclosure controls and procedures and for preparing the Company’s financial statements. The independent auditor is responsible for auditing the Company’s annual financial statements and for reviewing the Company’s unaudited interim financial statements.

AUTHORITY

The Audit Committee shall have the authority to conduct or authorize investigations into matters within the Committee’s scope of duties and responsibilities. In conducting any such investigation, the Audit Committee shall have unrestricted access to management and other employees as may be necessary or appropriate and to all books, records and facilities of the Company. The Audit Committee shall have the power and authority to retain independent counsel, independent auditors and other advisers to assist it in the conduct of its duties and the Company shall provide appropriate funding, as determined by the Audit Committee, for (a) such advisers retained by the Committee, (b) compensation of the independent auditors, and (c) ordinary administrative expenses of the Audit Committee that are necessary or appropriate to carry out its duties. Any communications between the Audit Committee and in-house or outside legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company, and the Audit Committee will take all necessary steps to preserve the privileged nature of those communications.

ORGANIZATION

The Audit Committee shall be comprised of three members of the Board. The members of the Audit Committee shall meet the independence and experience requirements of the rules of the Nasdaq Stock Market and applicable laws and regulations. Committee members shall be designated by the full Board of Directors, in a manner consistent with the listing standards of the Nasdaq Stock Market and applicable laws and regulations. At least one member of the Audit Committee shall, in the judgment of the Board of Directors, be an audit committee financial expert in accordance with the rules and regulations of the Securities and Exchange Commission. One member of the Audit Committee shall be appointed as Chairman.

The Chairman of the Audit Committee shall be responsible for scheduling and presiding over meetings, preparing agendas and making regular reports to the Board. Members of senior management, the independent auditor or others may attend meetings of the Audit Committee at the invitation of the Audit Committee and shall provide pertinent information as necessary.

The Chairman of the Audit Committee shall set the agenda of each meeting and arrange for the distribution of the agenda, together with supporting material, to the Audit Committee members prior to each meeting.

At each meeting, either the Company Secretary or one Audit Committee member selected by the Chairman of the Audit Committee shall act as secretary and prepare minutes of the meeting. After approval by the Audit Committee Chairman, such minutes shall be distributed to all members of the Board of Directors.

APPOINTMENT; REMOVAL; RESIGNATION

Members of the Audit Committee shall be appointed by the Board and shall generally serve until their failure to qualify, resignation, or retirement, their removal by the Board or until their successors shall be duly appointed and qualified. No member of the Audit Committee shall be removed except by a majority vote of the independent directors or upon such member ceasing to be a director of the Company.

DUTIES AND RESPONSIBILITIES

The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Audit Committee may supplement them as appropriate.

General Responsibilities

The Audit Committee shall:

•	Make regular reports to the Board with such recommendations, as the Committee may deem appropriate. Such reports will also include any significant issues arising with respect to (i) the quality or integrity of the Company’s financial statements, (ii) the Company’s compliance with legal or regulatory requirements, or (iii) the performance and independence of the Company’s independent auditors.

•	Review and reassess the adequacy of this Charter annually and recommend changes to the Board for approval.

•	Meete at least annually with the chief financial officer and the independent auditor in separate sessions.

•	Assist the Board in satisfying its responsibilities to the shareholders with respect to matters relating to the Company’s accounting, financial reporting, audit, legal compliance, and internal control practices.

•	Administer the Code of Business Conduct and Ethics for Directors, Officers and Employees of Garmin Ltd. and Subsidiaries adopted by the Board. The Ethics Officer appointed by the Audit Committee shall be initially responsible for providing interpretive guidance in applying these policies to specific situations and for generally overseeing implementation and enforcement of the policies set forth in this Code. The Ethics Officer is accountable to and shall report to the Audit Committee.

•	Establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Company of concerns regarding the Company’s accounting or auditing matters

•	Review, exercise oversight over and approve all related-party transactions periodically.

•	Perform any other activities consistent with this Charter, the Company’s Memorandum and Articles of Association, governing law, rules and regulations, and Nasdaq Stock Market listing standards as the Audit Committee or the Board deems necessary or appropriate.

Internal Control

•	Review with management and the independent accountants the quality and adequacy of internal controls.

•	Receive and review annual and quarterly reports from the Company’s principal executive officer (CEO) and principal financial officer (CFO) regarding the quality and adequacy of internal controls.

Financial Reporting Process

•	Receive and review a report from the independent auditor discussing: (a) all critical accounting policies and practices in use by the Company; (b) alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor; and (c) other material written communications with management, such as any management letter, schedule of unadjusted audit differences, reports on observations and recommendations on internal control over financial report, a listing of adjustments and reclassifications not recorded, if any, engagement letters and independence letters.

•	Review major changes to the Company’s accounting principles and practices as suggested by the independent auditor or management and the impact of pronouncements of the Financial Accounting Standards Board, SEC, and other governing or regulating bodies on the Company’s financial statements.

•	Review with management and the independent auditor the Company’s quarterly financial statements and press release prior to release of quarterly earnings and the Company’s Form 10-Q and Form 10-K prior to filing. The Chairman of the Audit Committee may represent the entire Audit Committee for this purpose.

•	Review annually with management and the independent auditor (i) the internal control report contained in the Company’s annual report on Form 10-K regarding management’s assessment of the effectiveness of the internal control structure and procedures of the Company for financial reporting, and (ii) the attestation and report of the independent auditor regarding management’s assessment of internal controls

•	Review the annual audited financial statements with management and the independent auditor. Discuss any major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company’s financial statements.

•	Review with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements.

•	Resolve any disagreements between management and the independent auditor regarding financial reporting.

•	Discuss the Company’s policies regarding risk assessment and risk management. While it is the job of management to assess and manage the Company’s exposure to risk, the Audit Committee will discuss guidelines and policies that govern this process. This discussion may include the Company’s financial risk exposures and the steps management has taken to monitor and control such exposures.

Legal and Regulatory Matters

•	Review with the Company’s general counsel, at least annually, (a) any legal or regulatory matters that may have a material impact on the Company’s financial statements, (b) any material reports or inquiries from regulatory or governmental agencies and (c) the Company’s compliance with applicable laws and regulations.

Independent Accountants

•	The independent auditor is ultimately accountable to and shall report directly to the Audit Committee, as the representative of the Company’s shareholders. The Audit Committee has the sole authority and direct responsibility to appoint, retain, oversee, evaluate and, where appropriate, replace the independent auditor.

•	The Audit Committee shall determine the compensation of the independent auditor and shall annually review the independence, qualifications and performance of the independent auditor. In making its evaluation, the Audit Committee shall take into account the opinions of management. The Audit Committee shall require the independent auditor to submit on a periodic basis (but at least annually) to the Audit Committee a formal written statement in accordance with Independence Standards Board (“ISB”) Statement No. 1 (as may be modified or amended) and such other requirements as may be established by the Public Company Accounting Oversight Board (“PCAOB”) delineating all relationships between the independent auditor and the Company or its executive officers or directors. The Audit Committee will discuss such reports with the independent auditor, including discussion of any disclosed relationships or services that may impact the objectivity and independence of the auditor, and if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor.

•	At least annually, the Audit Committee shall obtain and review a report by the independent auditors describing: (i) the firm’s internal quality control procedure; (ii) any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

•	The Audit Committee shall pre-approve all audit services and permitted non-audit services permitted to be performed by the independent auditor under applicable rules of the SEC and the PCAOB or shall establish pre-approval policies and procedures for the engagement of the independent auditor to perform permitted non-audit services. The Audit Committee may delegate pre-approval authority to its Chairman. Any pre-approval decisions of the Chairman must be presented to the full Audit Committee at its next scheduled meeting.

•	At least annually, the independent auditor shall consult with the Audit Committee, out of the presence of management, about the adequacy, quality and integrity of the internal controls for financial reporting and the fair presentation and accuracy of the Company’s financial statements.

•	The Audit Committee shall approve the independent auditor engagement letter for the annual audit and review the proposed scope and general approach of the audit.

•	The Audit Committee shall review and discuss with the independent auditor the matters required to be communicated to the Audit Committee in accordance with Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90 (as may be modified or amended).

•	The Audit Committee shall review with the independent auditor any problems or difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information and any management letter provided by the auditor and the Company’s response to that letter.

•	The Audit Committee shall review with the independent auditor and management the extent to which any changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

•	The Audit Committee shall obtain from the independent auditor assurance that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

•	The Audit Committee shall periodically discuss with the independent auditor whether all material correcting adjustments identified by the independent auditor in accordance with GAAP and rules of the SEC are reflected in the Company’s financial statements.

•	The Audit Committee shall at least annually consider whether, in order to assure continuing auditor independence, the Company should change the independent auditor.

•	The Audit Committee shall establish policies for the hiring by the Company of employees or former employees of the independent auditor to ensure that any such hiring will not cause the independent auditor to no longer be considered independent.

REPORTING RESPONSIBILITIES

•	Prepare the report of the Audit Committee required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement stating:

    (1)           whether the Audit Committee has

(a)	reviewed and discussed the audited financial statements with management. reviewed and discussed the audited financial statements with management;

(b)	discussed with the independent auditors the matters required to be -discussed by Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90;

(c)	received disclosures from the auditors regarding the auditors’ independence required by Independence Standards Board Standard No. 1 (as may be modified or amended), and discussed with the auditors the auditors’ independence; and

    (2)        whether, based upon such review and discussion, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Form 10-K.

APPENDIX B

GARMIN LTD.

NOMINATING COMMITTEE CHARTER

PURPOSE

        The Nominating Committee is appointed by the Board of Directors (the “Board”) of Garmin Ltd. for the purpose of identifying persons qualified to become Board members and recommending to the Board the nominees to be proposed for election as Directors at each annual meeting of the shareholders.

COMMITTEE MEMBERS

        The Nominating Committee shall be comprised of three members of the Board who qualify as “independent directors” under the rules of the Nasdaq Stock Market. One member of the Committee shall be appointed as Chairman.

COMMITTEE MEETINGS

        The Committee will meet at least once a year, with authority to convene additional meetings as circumstances require. The Committee may invite members of management and others to attend its meetings.

DUTIES AND RESPONSIBILITIES

        The Committee has the following duties:

1.	Make recommendations to the Board of Directors concerning all nominees for Board membership, including the re-election of existing Board members.

2.	Search for, recruit, screen, interview and select candidates for new directors as necessary to fill vacancies or the additional needs of the Board, and consider management’s and shareholders’ recommendations for director candidates;

3.	Evaluate the qualifications and performance of incumbent directors and determine whether to recommend them for re-election to the Board;

4.	Establish and periodically reevaluate criteria for Board membership and selection of new directors including independence standards;

5.	Recommend to the Board removal of a director where appropriate;

6.	Periodically make recommendations to the Board with respect to the size of the Board.

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AUTHORITY

        The Nominating Committee shall have the authority to retain, and approve the fees and other retention terms of, director search and other advisors, as it deems necessary for the fulfillment of its responsibilities.

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APPENDIX C

GRAPHIC AND IMAGE MATERIAL
IN
PROXY STATEMENT

        In accordance with Rule 304 of Regulation S-T, the following graphic and image material is included in the Garmin proxy statement.

Photographs of Each Director

        The proxy statement includes photographs of each director. A photograph of a director is placed in the proxy statement next to the discussion of the director’s principal occupations in the sections entitled “PROPOSAL – ELECTION OF TWO DIRECTORS” and “THE BOARD OF DIRECTORS”.

Performance Graph

        The proxy statement also includes a stock performance graph, which is supplemented by a table showing the dollar value of the points on the graph. The table is set forth in this electronic format document in the section entitled “Performance Graph”. Both the graph and the table will be included in the paper format definitive proxy mailed to Garmin’s shareholders. In accordance with a letter to EDGAR filers dated November 16, 1992 from Mauri L. Osheroff, Associate Director of Regulatory Policy of the Division of Corporate Finance, no further explanation of the graph is set forth in this appendix.

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APPENDIX D

FORM OF PROXIES

PROXY

GARMIN LTD.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR SHAREHOLDERS MEETING ON JUNE 4, 2004

        The undersigned shareholder of Garmin Ltd., a Cayman Islands company, hereby appoints Gary L. Burrell, Min H. Kao and Kevin Rauckman and each of them, with full power of substitution, as true and lawful agents and proxies to represent the undersigned and vote all common shares of Garmin Ltd. owned by the undersigned in all matters coming before the 2004 Annual General Meeting of Shareholders (or any adjournment thereof) to be held at the Ritz-Charles Conference Center, 9000 West 137th Street, Overland Park, Kansas 66221, on Friday, June 4, 2004 at 10:00 a.m. local time. The Board of Directors recommends a vote “FOR” the following proposal, all as more specifically set forth in the Proxy Statement:

     1. Election of Two Directors [  ]  FOR all the nominees listed below [  ]  WITHHOLD AUTHORITY to vote for all
                                                       (except as marked to the contrary below)                        nominees listed below

(INSTRUCTION:	To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below. Failure to follow this procedure to withhold authority to vote for any individual nominee will result in the granting of authority to vote for the election of such nominee.)

Gene M. Betts – three year term expiring in 2007 Thomas A. McDonnell — three year term expiring in 2007

2.	In their discretion, the Proxies are authorized to vote with respect to any other matters that may properly come before the Annual General Meeting or any adjournment thereof, including matters incident to its conduct.

I/WE RESERVE THE RIGHT TO REVOKE THE PROXY AT ANY TIME BEFORE THE EXERCISE THEREOF. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER SPECIFIED ABOVE BY THE SHAREHOLDER. TO THE EXTENT CONTRARY SPECIFICATIONS ARE NOT GIVEN, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE DIRECTORS NOMINATED.

Dated: __________________________, 2004 _____________________________________ (Signature) _____________________________________ (Signature if held jointly)

Please sign exactly as your name appears on your share certificate, indicating your official position or representative capacity, if applicable. If shares are held jointly, each owner should sign.

IMPORTANT: PLEASE SIGN, DATE AND RETURN THIS PROXY BEFORE THE DATE OF THE ANNUAL MEETING IN THE ENCLOSED ENVELOPE.

CONFIDENTIAL VOTING INSTRUCTIONS TO T. ROWE PRICE TRUST COMPANY AS TRUSTEE
UNDER THE GARMIN INTERNATIONAL, INC.
401(k) AND PENSION PLAN

        This voting instruction card is solicited by the Trustee. I hereby direct that the voting rights pertaining to Common Shares of Garmin Ltd. held by the Trustee and allocated to my account shall be exercised at the Annual General Meeting of Shareholders to be held on June 4, 2004, or any adjournment thereof, as specified hereon and in its discretion on all other matters that are properly brought before the Annual General Meeting of Shareholders and matters incidental to such meeting.

     1. Election of Two Directors [  ]  FOR all the nominees listed below [  ]  WITHHOLD AUTHORITY to vote for all
                                                          (except as marked to the contrary below)                          nominees listed below

(INSTRUCTION:	To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

Gene M. Betts – three year term expiring in 2007 Thomas A. McDonnell — three year term expiring in 2007

If the voting instruction card is not returned, the Trustee must vote such shares in the same proportions as the shares for which voting instruction cards were received from the plan participants.

CONFIDENTIAL VOTING INSTRUCTIONS TO
T. ROWE PRICE TRUST COMPANY AS TRUSTEE
UNDER THE GARMIN INTERNATIONAL, INC.
401(k) AND PENSION PLAN

Dated: __________________________, 2004 _____________________________________ (Signature) Please sign exactly as your name appears.

IMPORTANT: PLEASE SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD BEFORE THE DATE OF THE ANNUAL MEETING IN THE ENCLOSED ENVELOPE. DO NOT RETURN THIS CARD TO GARMIN LTD. AS YOUR VOTE IS CONFIDENTIAL.

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